Exhibit 10.39

June 14, 2021

VIA EMAIL

c/o Magnetar Financial LLC

1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201

Attention: Chief Compliance Officer

Email: fisecuritynotices@magnetar.com

Re: Supplemental Waiver

Dear Sir/Madam,

Reference is made to the Registration Rights Agreement, dated as of October 28, 2020 (the “Registration Rights Agreement”), by and among PureCycle Technologies LLC (including, without limitation, any SPAC (as defined therein) that may hold 100% of the equity interests of the Company or any successor thereto, the “Company”) and each of the investors listed on the signature pages hereto (collectively, the “Investors”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Registration Rights Agreement.

Pursuant to Section 2.1(a) of the Registration Rights Agreement, the Company agreed to file an Initial Registration Statement following the closing of the SPAC Transaction with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the Registrable Securities held by the Investors (the “Registration Statement”) no later than 60 days after the closing of the SPAC Transaction (the “60-Day Filing Requirement”). On May 13, 2021, in light of recent action taken by the SEC in connection with the accounting treatment of warrants held by special purpose acquisition companies, among other things, the Company sought an up to 30 day waiver of the 60-Day Filing Requirement and a waiver from the incurrence and payment of any liquidated damages under Section 2.1(h) of the Registration Rights Agreement for the up to 30 day period (the “Original Waiver”). While the Company is working diligently to address the warrant accounting matter, given the scope of the process for determining the appropriate treatment of the warrants in accordance with SEC regulations, the Company seeks to extend the Original Waiver for an additional up to 30 day period (the “Supplemental Waiver”) to begin on the expiration date of the Original Waiver (June 12, 2021), and end on July 12, 2021, unless terminated earlier by the Company’s filing of the Registration Statement. Notwithstanding the above, the Company agrees to file the Registration Statement within 10 days of its filing of the amendment to the Form 10-K of Roth CH Acquisition I Co.

The Investors hereby agree to the Supplemental Waiver.

Pursuant to Section 3.6 of the Registration Rights Agreement, observance of any term of the Registration Rights Agreement may be waived only with the written consent of the Company and the holders of a majority of the Registrable Securities and the undersigned Investors constitute at least a majority of the Registrable Securities.

Please confirm you agree to the Supplemental Waiver by signing below and returning a scanned copy to Brad Kalter at bkalter@purecycletech.com at your earliest convenience and, if possible, on or Tuesday, June 15, 2021. If you have any questions regarding this waiver, please contact Brad Kalter, via email at bkalter@purecycletech.com or via telephone at (404) 606-3920 before acknowledging and agreeing to this Supplemental Waiver.

Thank you in advance for your cooperation in this matter.

PURECYCLE TECHNOLOGIES, LLC

By:	/s/ Michael Dee
Name: Michael Dee
Title: Chief Financial Officer

We hereby acknowledge and agree to the waiver described above.

INVESTORS:

MAGNETAR STRUCTURED CREDIT FUND, LP
By Magnetar Financial LLC, its general partner

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

PURPOSE ALTERNATIVE CREDIT FUND – T LLC
By Magnetar Financial LLC, its investment manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

PURPOSE ALTERNATIVE CREDIT FUND – F LLC
By Magnetar Financial LLC, its investment manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

MAGNETAR LONGHORN FUND LP
By Magnetar Financial LLC, its investment manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

MAGNETAR PRCL HOLDINGS LIMITED
By Magnetar Financial LLC, its investment manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

MAGNETAR LAKE CREDIT FUND LLC
By Magnetar Financial LLC, its manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

Cc: Eric Halperin, Sean Ewen and Jason Pearl, Willkie Farr & Gallagher LLP